SUPPLEMENT TO THE PROSPECTUS

                          PROSPECTUS DATED MAY 1, 1996
                              TEMPLETON STOCK FUND
                         TEMPLETON ASSET ALLOCATION FUND

At a special meeting held on February 10, 1997, the shareholder of Templeton Stock Fund and Templeton Asset Allocation Fund (the "Funds"), respectively, approved new investment management agreements (the "New Agreements") between each Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI. The New Agreements provide for an increase in the rate of the investment management fee payable by each Fund to TICI as follows: Templeton Stock Fund, 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion; Templeton Asset Allocation Fund, .65% up to $200 million, .585% up to $1.3 billion, and .52% over $1.3 billion (based on average daily net assets of each Fund).

The New Agreements would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUNDS PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY FEE.



February 11, 1997